Exhibit 10.5

Execution Version

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is entered into as of May 31, 2018, by and among GTT Communications, Inc. a Delaware corporation (the “Company”), and Aleph Tiger Investors LP, a Guernsey limited partnership (the “Investor”).

RECITALS

WHEREAS, the Company and the Investor are parties to that certain Securities Purchase Agreement, dated as of March 25, 2018 (the “Securities Purchase Agreement”), pursuant to which on the date hereof the Company issued, sold and delivered to the Investor, and the Investor purchased and acquired from the Company, pursuant to the terms and subject to the conditions set forth therein, an aggregate of 3,948,449 shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”); and

WHEREAS, the Company and the Investor desire to establish in this Agreement certain terms and conditions concerning the rights of and restrictions on the Investor with respect to the ownership of the Common Shares and other Capital Stock of the Company, as applicable, and it is a condition of the closing of the transactions contemplated by the Securities Purchase Agreement that the Company and the Investor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.                                      DEFINITIONS.  The following capitalized terms used herein have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person; provided that the following Persons shall not be deemed to be Affiliates of the Investor or any of its Affiliates: (a) the Company and its subsidiaries and (b) any portfolio company in which the Investor or any of its Affiliates has an investment (whether debt or equity) or any of such portfolio companies’ controlled Affiliates, so long as, in the case of this clause (b), such Person shall not have been acting on behalf of or at the direction of the Investor or any of its Affiliates or received any confidential information from or on behalf of the Investor (it being acknowledged and agreed that no such portfolio company or its controlled Affiliates shall be deemed to have received confidential information solely by reason of an employee or principal of the Investor or any of its Affiliates serving on the board or similar governing body of such portfolio company).  For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Alternative Shelf Registration Statement” is defined in Section 2.2.3.

“Automatic Shelf Filing Date” is defined in Section 2.2.1.

“Automatic Shelf Registration Statement” means an automatic shelf registration statement (as defined in Rule 405) on Form S-3.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately, within 60 days or otherwise.

“Block Trade” means any non-marketed Underwritten Offering taking the form of a bought deal or block sale to a financial institution.

“Block Trade Request” is defined in Section 2.3.

“Business Combination” is defined in Section 3.1.3.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person, and with respect to the Company includes any and all shares of Common Stock and shares of Preferred Stock.

“Change of Control” shall mean the occurrence of any of the following:

(a)           the direct or indirect sale, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act, but excluding any employee benefit plan of such person or group, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), unless the beneficial owners of Voting Stock of the Company immediately prior to such transaction or series of related transactions are the beneficial owners, directly or indirectly, of Voting Stock of the transferee representing a majority of the voting power of the Voting Stock of such transferee; or

(b)           the Company becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of Voting Stock of the Company representing 50% or more of the voting power of the Voting Stock of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control solely as a result of the Company becoming a direct or indirect wholly-owned subsidiary of a holding company if (i) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (ii) immediately following that transaction no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of Voting Stock representing 50% or more of the voting power of the Voting Stock of such holding company.  For purposes of this definition, (A) no Change of Control shall be deemed to have occurred solely as a result of a transfer of assets among the Company and its subsidiaries and (B) a Person shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement.

“Closing Date” means the date of the closing of the purchase and sale of the Common Shares pursuant to the Securities Purchase Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Common Shares” is defined in the recitals to this Agreement.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Common Stock Equivalents” means any options, warrants or other securities or rights convertible into or exercisable or exchangeable for, whether directly or following conversion into or exercise or exchange for other options, warrants or other securities or rights, shares of Common Stock.

“Company” is defined in the preamble to this Agreement.

“Company Board” means the Board of Directors of the Company.

“Company Piggyback Offering” is defined in Section 2.5.1.

“Determination Date” is defined in Section 2.2.2.

“Disposition” or “Dispose of” means any (a) distribution, transfer or other disposition, directly or indirectly, to shareholders, partners, limited partners of the Investor or to any other Person of any shares of Common Stock or any Common Stock Equivalents, (b) pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant for the sale of, or other disposition of or transfer of any shares of Common Stock or any Common Stock Equivalents, including any “short sale” or similar arrangement, or (c) swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of Common Stock, whether any such swap or transaction is to be settled by delivery of securities, in cash or otherwise.

“Equity Securities” means, with respect to any Person, (a) any shares of Capital Stock of such Person, (b) any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire any shares of Capital Stock of such Person, and (c) Capital Stock or other equity securities directly or indirectly convertible into or exercisable or exchangeable for any shares of Capital Stock of such Person, excluding, for all purposes, any debt, including any debt convertible into any of the foregoing described in the preceding clauses (a) through (c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“GAAP” means United States generally accepted accounting principles, as in effect from time to time, consistently applied.

“Governmental Authority” means any United States or non-United States (a) federal, national, regional, state, provincial, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity, any self-regulatory authority, public utility and any supra-national organization, state, county, city or other political subdivision and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including any public arbitral tribunal, arbitrator or mediator.

“Hedging” is defined in Section 3.2.

“Investor” is defined in the preamble to this Agreement.

“Law” means all applicable constitutions, treaties, statutes, laws (including common law), orders, ordinances, regulations, codes, rules, legally binding regulatory policy statements, binding standards or guidance, or general binding directives or decrees enacted, adopted or applied by any and all Governmental Authorities.

“Notices” is defined in Section 4.3.

“Other Holder” means any Person having rights to participate in a registration of the Company’s securities.

“Other Holder Piggyback Offering” is defined in Section 2.5.3.

“Other Registrable Securities” is defined in Section 2.5.1.

“Permitted Pledge” is defined in Section 3.2.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity not specifically listed herein.

“Preferred Stock” means the Company’s preferred stock, par value $0.0001 per share.

“Private Placement” means the Disposition by the Investor of any Registrable Securities exempt from the registration requirements of the Securities Act.

“Private Placement Request” is defined in Section 2.2.4.

“Prospectus” means the prospectus forming a part of any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or explicitly deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means (a) any Common Shares and (b) any other Common Stock hereafter acquired by the Investor (and any other securities issued or issuable to the Investor with respect to the securities referred to in the preceding clauses (a) and (b) by way of any share split, share dividend or other distribution, recapitalization, share exchange, share reconstruction, amalgamation, contractual control arrangement or similar event).  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred or disposed of pursuant to such Registration Statement; (ii) upon the Investor’s request in writing, (A) beneficial ownership of such securities shall have been transferred to an unaffiliated third party pursuant to such written request and (B) new certificates for them or registered in such alternative form, in each case not bearing a legend restricting further transfer, shall have been delivered by the Company in accordance with such written request; (iii) such securities shall have been sold pursuant to a Rule 144 Sale; or (iv) such securities shall have ceased to be outstanding.

“Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” means all expenses incurred by the Company in connection with any Underwritten Offering, including all registration and filing fees, fees and expenses of compliance with securities or blue sky Laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of any Registrable Securities), expenses of printing (a) certificates for any Registrable Securities in a form eligible for deposit with the Depository Trust Company or (b) Prospectuses if the printing of Prospectuses is requested by the Investor, messenger and delivery expenses, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company and the reasonable fees and expenses of one (1) counsel for the Investor participating in the Underwritten Offering (which counsel shall be selected by the Investor); provided, however, that Registration Expenses shall not include any Selling Expenses.  In addition, the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange, if any, on which Equity Securities issued by the Company are then listed or the quotation of such securities on any national securities exchange on which Equity Securities issued by the Company are then quoted.

“Registration Rights Term” is defined in Section 2.2.1.

“Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Registration Statement.

“Rule 144 Sale” means the Disposition by the Investor of any Registrable Securities in compliance with Rule 144 under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Securities Purchase Agreement” is defined in the recitals to this Agreement.

“Selling Expenses” means all underwriting discounts, selling commissions and all transfer, stamp, issuance and similar taxes, costs and expenses that may be payable with respect to the sale of Registrable Securities pursuant to this Agreement or otherwise.

“Shares of Then Outstanding Common Stock” means, at any time, the issued and outstanding shares of Common Stock at such time, as well as all Capital Stock of the Company issued and outstanding as a result of any stock split, stock dividend, or reclassification of Common Stock distributable, on a pro rata basis, to all holders of Common Stock.

“Shelf Filing Request” is defined in Section 2.2.3.

“Standstill Expiration Date” means the last day of the Standstill Period.

“Standstill Period” means, with respect to the Investor, the period commencing on the Closing Date and ending on the earliest of (a) the date on which the beneficial ownership of the Investor and its Affiliates collectively no longer represents at least five percent (5%) of the Shares of Then Outstanding Common Stock; (b) the three (3) year anniversary of the Closing Date; and (c) the date of the consummation of a Change of Control.

“Substitute Shelf Registration Statement” is defined in Section 2.2.2.

“Takedown Request” is defined in Section 2.3.2.

“Underwriter” means a securities dealer or dealers which purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a registration in which Registrable Securities are sold to an Underwriter for reoffering pursuant to a “takedown” of an Automatic Shelf Registration Statement, Substitute Shelf Registration Statement or Alternative Shelf Registration Statement, as applicable.

“Underwritten Shelf Takedown” is defined in Section 2.3.2.

“Violation” is defined in Section 2.9.1.

“Voting Stock” of any Person as of any date means the capital stock of such Person that is ordinarily entitled to vote in the election of the board of directors of such Person.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (a) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (b) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

2.                                      REGISTRATION RIGHTS.

2.1          Lock-Up.

2.1.1       From and after the Closing Date and until the earlier to occur of: (1) the date that is one year following the Closing Date or (2) the date that any executive officer (for the avoidance of doubt, including the Executive Chairman) of the Company who is a reporting person under Section 16 of the Exchange Act sells, or enters into a binding agreement to sell, more than ten percent (10%) of the Common Stock beneficially owned by such executive officer as of the date of this Agreement, in one or more offerings (other than pursuant to any trading plan in effect prior to the date hereof intended to comply with Rule 10b5-1 under the Exchange Act), the Investor shall not Dispose of any Common Shares without the prior written approval of the Company.

2.2          Filing.

2.2.1       Automatic Shelf Registration Statement.  Beginning on the first Business Day that is one year following the Closing Date (the “Automatic Shelf Filing Date”) and continuing until the Investor ceases to own at least five percent (5%) of the Shares of Then Outstanding Common Stock (the “Registration Rights Term”), if the Company is a Well-Known Seasoned Issuer, then, subject to Section 2.7, the Company shall: (a) use its commercially reasonable efforts to prepare and file an Automatic Shelf Registration Statement; and (b) cause such Automatic Shelf Registration Statement to remain effective with respect to the Registrable Securities of the Investor until the expiration of the Registration Rights Term with respect to the Investor.

2.2.2       Determination Date. If at any time after the filing of an Automatic Shelf Registration Statement by the Company, the Company is no longer a Well-Known Seasoned Issuer (the “Determination Date”), then as promptly as practicable, and in no event more than ten (10) Business Days after such Determination Date, the Company shall: (a) give written notice thereof to the Investor; and (b) subject to Section 2.7, file a Registration Statement on an appropriate form (or a post-effective amendment converting the Automatic Shelf Registration Statement to an appropriate form) covering all of the Registrable Securities subject to and in accordance with the terms of this Agreement (an “Substitute Shelf Registration Statement”).  Subject to Section 2.7, the Company shall use commercially reasonable efforts to have such Substitute Shelf Registration Statement declared effective as promptly as practicable (but in no event more than thirty (30) days) after the date the Automatic Shelf Registration Statement is no longer useable by the Holders to sell their Registrable Securities.

2.2.3       Alternative Shelf Registration Statement.  If at any time during the Registration Rights Term the Company is not a Well-Known Seasoned Issuer, then the Investor may request in writing (a “Shelf Filing Request”) that the Company prepare and file a Shelf Registration Statement on Form S-3 to permit the public resale of all of the Registrable Securities subject to and in accordance with the terms of this Agreement, provided, that to the extent that the Company becomes ineligible to use Form S-3, the Company shall file a Shelf Registration Statement on Form S-1 (any such Shelf Registration Statement on Form S-3 or Form S-1, an “Alternative Shelf Registration Statement”).  The Company shall, subject to Section 2.7: (a) use its commercially reasonable efforts to prepare and file such Alternative Shelf Registration Statement within fifteen (15) Business Days of the date of the applicable Shelf Filing Request to include all of the Registrable Securities; (b) use commercially reasonable efforts to cause such Alternative Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable, but in no event more than two (2) Business Days after the date that is thirty (30) days following the filing thereof (or sixty (60) days following the filing thereof if the Commission notifies the Company that it will “review” the Alternative Shelf Registration Statement); and (c) shall use commercially reasonable efforts to cause such Alternative Shelf Registration Statement to remain effective thereafter until the expiration of the Registration Rights Term.

2.2.4       Obligation to Suspend Distribution.  Upon receipt of any written notice from the Company of the happening of: (a) any request by the Commission for any amendment or supplement to any Automatic Shelf Registration Statement, Substitute Shelf Registration Statement, Alternative Shelf Registration Statement, Block Trade, Underwritten Shelf Takedown, Company Piggyback Offering or Other Holder Piggyback Offering, as applicable, or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus; or (b) upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company Board, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, the Investor shall immediately discontinue disposition of such Registrable Securities pursuant to the Automatic Shelf Registration Statement, Substitute Shelf Registration Statement,

Alternative Shelf Registration Statement, Block Trade, Underwritten Shelf Takedown Company Piggyback Offering or Other Holder Piggyback Offering, as applicable, covering such Registrable Securities until the Investor receives the required supplemented or amended Prospectus or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, the Investor will deliver to the Company all copies, other than permanent file copies then in the Investor’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.

2.2.5       Suspension Restrictions.  The Company may suspend disposition of Registrable Securities pursuant to Section 2.2.4, provided, that the Company may not suspend dispositions for periods exceeding, in the aggregate, 90 days during any period of twelve (12) consecutive months.

2.2.6       Well-Known Seasoned Issuer Status.  The Company hereby represents and warrants as of the date hereof that the Company qualifies as a Well-Known Seasoned Issuer.  The Company agrees to use commercially reasonable efforts to remain a Well-Known Seasoned Issuer.

2.3          Requests for Underwritten Offerings.  Subject to Section 2.1.1 and Section 2.7, from and after the Automatic Shelf Filing Date:

2.3.1       For so long as the Investor beneficially owns at least five percent (5%) of the Shares of Then Outstanding Common Stock, the Investor may request to sell all or any portion of the Registrable Securities in a Block Trade (each, a “Block Trade Request”); provided, that each Block Trade Request shall specify the approximate number of Registrable Securities to be sold in such Block Trade.  Notwithstanding any other provision of this Agreement, if the Investor wishes to engage in a Block Trade, no Other Holder shall be entitled to receive any notice of or have its Registrable Securities included in such Block Trade.  The Company shall not be obligated to effect more than six (6) Block Trades for the Investor.

2.3.2       For so long as the Investor beneficially owns at least five percent (5%) of the Shares of Then Outstanding Common Stock, the Investor may request to sell all or any portion of the Registrable Securities in an Underwritten Offering not involving a Block Trade (each, an “Underwritten Shelf Takedown”) (each, a “Takedown Request”); provided, that the Takedown Request shall specify the approximate number of Registrable Securities to be sold pursuant to such Underwritten Shelf Takedown.  The lead underwriter to administer any Underwritten Shelf Takedown shall be chosen by the Investor.  The right of the Investor to registration pursuant to this Section 2.3.2 will be conditioned upon the Investor’s participation in such underwriting and the inclusion of the Investor’s Registrable Securities in the underwriting and the Investor will (together with the Company) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)).  The Company shall not be obligated to effect more than six (6) Underwritten Shelf Takedowns for the Investor.

2.3.3       If the managing underwriters for any Underwritten Offering advise the Company in writing that in their reasonable opinion marketing factors require a limitation on the number of shares to be underwritten in such Underwritten Offering, the Company shall include in such Underwritten Offering the number which can be so sold in the following order of priority, which in the opinion of such underwriter would not adversely affect the success of such offering within the price range of such offering: (a) first, the Registrable Securities requested by the Investor to be included in such Underwritten Offering, (b) second, subject to Section 2.7, the Registrable Securities permitted pursuant to Section 2.1.1 and the Other Registrable Securities, in each case, that are requested to be included in the Underwritten Offering (other than those requested by the Investor to be included) and, if the amount is less than all the

Registrable Securities and the Other Registrable Securities requested to be sold pursuant to this clause (b), pro rata among the Other Holders on the basis of the total number of Registrable Securities permitted to be included pursuant to Section 2.1.1 and Other Registrable Securities, in each case, that are requested to be sold and (c) third, the other securities requested to be included in such Underwritten Offering to the extent permitted hereunder.

2.4          Offering Lock-Up.  The Investor, the directors then serving on the Company Board and the executive officers of the Company shall, if requested by any Underwriter(s) in connection with a disposition by the Investor in an Underwritten Offering, agree not to Dispose of any Shares of Then Outstanding Common Stock or Common Stock Equivalents for a specified period of time, not to exceed ninety (90) days.  Such agreement shall be in writing in a customary form reasonably satisfactory to the Investor, the Company and the Underwriter(s) in such Underwritten Offering.  Notwithstanding anything to the contrary set forth in this Section 2.4, in connection with an Underwritten Offering that is a Block Trade, (a) no Investor shall be subject to a lock-up agreement, other than, if requested by the managing Underwriter for such offering, the Investor that is participating in such Block Trade and (b) such lock-up period shall not exceed sixty (60) days in connection with any Block Trade.

2.5          Piggyback Rights.

2.5.1       Right to Piggyback on Primary Company Offerings.  From and after the Automatic Shelf Filing Date, whenever the Company proposes to register any of its securities, or proposes to offer any of its Common Stock pursuant to a registration statement in an underwritten offering under the Securities Act, in each case, other than pursuant to an Automatic Shelf Registration Statement filed to effect a Block Trade in accordance with Section 2.3, a Registration Statement filed by the Company on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan, (a “Company Piggyback Offering”), the Company shall give prompt written notice to the Investor so long as the Investor beneficially owns at least one percent (1%) of the Shares of Then Outstanding Common Stock on the date of such notice of its intention to effect such Company Piggyback Offering; provided, that such notice shall be given not less than twenty (20) days prior to the expected date of commencement of marketing efforts for such Company Piggyback Offering.  The Company shall, subject to the provisions of Section 2.1.1, Section 2.5.2 and Section 2.7, include in such Company Piggyback Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein from the Investor and all shares of Common Stock with respect to which the Company has received written requests for inclusion therein from the Other Holders (“Other Registrable Securities”) within fifteen (15) days after sending the Company’s notice.  Notwithstanding anything to the contrary contained herein, the Company may determine not to proceed with any Company Piggyback Offering upon written notice to the Investor and the Other Holders.

2.5.2       Priority on Company Piggyback Offerings.  If the managing Underwriters for any Company Piggyback Offering advise the Company in writing that in their reasonable opinion marketing factors require a limitation on the number of shares to be underwritten in such Company Piggyback Offering, the Company shall include in such Company Piggyback Offering the number which can be so sold in the following order of priority, which in the opinion of such Underwriter would not adversely affect the success of such offering within the price range of such offering: (a) first, the securities the Company proposes to sell, (b) second, subject Section 2.7, the Registrable Securities permitted pursuant to Section 2.1.1 and the Other Registrable Securities, in each case, that are requested to be included in the Company Piggyback Offering, if the amount is less than all the Registrable Securities and the Other Registrable Securities requested to be sold, pro rata on the basis of the total number of Registrable Securities permitted to be included pursuant to Section 2.1.1 and the Other Registrable Securities, in each case, that are requested to be sold, and (c) third, the other securities requested to be included in such Company Piggyback Offering.

2.5.3       Right to Piggyback on Other Holder Offerings.  From and after the Automatic Shelf Filing Date, whenever the Other Holders request that the Company effect any registration with respect to any Common Stock (an “Other Holder Piggyback Offering”), the Company shall give prompt written notice to the Investor to the extent that the Investor beneficially owns at least one percent (1%) of the Shares of Then Outstanding Common Stock on the date of such notice of its intention to effect such Other Holder Piggyback Offering; provided, that such notice shall be given not less than twenty (20) days prior to the expected date of commencement of marketing efforts for such Other Holder Piggyback Offering.  The Company shall, subject to the provisions of Section 2.1.1, Section 2.5.4 and Section 2.7, include in such Other Holder Piggyback Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein from the Investor within fifteen (15) days after sending the Company’s notice.  Notwithstanding anything to the contrary contained herein, the Company may determine not to proceed with any Other Holder Piggyback Offering upon written notice to the Investor.

2.5.4       Priority on Other Holder Piggyback Offerings.  If the managing underwriters for any Other Holder Piggyback Offering advise the Company in writing that in their reasonable opinion marketing factors require a limitation on the number of shares to be underwritten in such Other Holder Piggyback Offering, the Company shall include in such Other Holder Piggyback Offering the number which can be so sold in the following order of priority, which in the opinion of such underwriter would not adversely affect the success of such offering within the price range of such offering: (a) first, the Other Registrable Securities, in each case, requested by the Other Holders to be included in such Other Holder Piggyback Offering, (b) second, subject to Section 2.7, the Registrable Securities permitted to be included pursuant to Section 2.1.1 and the Other Registrable Securities, in each case, that are requested to be included in such Other Holder Piggyback Offering, if the amount is less than all the Registrable Securities and the Other Registrable Securities requested to be sold, pro rata on the basis of the total number of Registrable Securities permitted to be included pursuant to Section 2.1.1 and the Other Registrable Securities, in each case, that are requested to be sold, (c) third, the securities the Company proposes to sell in such Other Holder Piggyback Offering, and (d) fourth, the other securities requested to be included in such Other Holder Piggyback Offering to the extent permitted hereunder.

2.5.5       Confidentiality.  The Investor agrees that the fact that a notice pursuant to this Section 2.5 has been delivered shall constitute confidential information, and the Investor agrees not to disclose that such notice has been delivered, provided, that the Investor’s obligations under this Section 2.5.5 with respect to any notice will terminate upon the earlier to occur of: (a) the expiration of the applicable notice period or (b) the occurrence of the offering that is the subject of such notice.

2.6          Obligations of the Company.  Whenever required under Section 2.2 to effect the registration of any Registrable Securities pursuant to an Underwritten Offering, the Company shall, as expeditiously as reasonably possible:

2.6.1       prepare and file with the Commission a Registration Statement with respect to such Registrable Securities sought to be included therein; provided, that at least two (2) Business Days prior to filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to the Investor, its counsel and the Underwriter copies of all such documents proposed to be filed, and the Investor shall have the opportunity to comment on any information pertaining solely to the Investor and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by the Investor or the Underwriter with respect to such information prior to filing any such Registration Statement or amendment, provided, that the Company shall include in the plan of distribution all legally permissible methods of distribution requested by the Investor;

2.6.2       prepare and file with the Commission such amendments and post-effective amendments to any Registration Statement and any Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the date on which all Registrable Securities covered by such Registration Statement are sold pursuant thereto, and cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the date on which all Registrable Securities covered by such Registration Statement are sold pursuant thereto; provided, that at least two (2) Business Days prior to filing any such amendments and post effective amendments or supplements thereto, the Company shall furnish to the Investor, its counsel, and the Underwriter copies of all such documents proposed to be filed, and the Investor and the Underwriter shall have the opportunity to comment on any information pertaining solely to the Investor and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by the Investor or the Underwriter with respect to such information prior to filing any such Registration Statement or amendment;

2.6.3       furnish to the Investor and the Underwriter such numbers of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus or free writing Prospectus) in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities;

2.6.4       notify the Investor, promptly after the Company shall receive notice thereof, of the time when such Registration Statement becomes or is declared effective or when any amendment or supplement or any Prospectus forming a part of such Registration Statement has been filed;

2.6.5       notify the Investor promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information and promptly deliver to the Investor copies of any comments received from the Commission;

2.6.6       notify the Investor promptly of any stop order suspending the effectiveness of such Registration Statement or Prospectus or the initiation of any proceedings for that purpose, and use all reasonable efforts to obtain the withdrawal of any such order or the termination of such proceedings;

2.6.7       use all reasonable efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky Laws of such jurisdictions as shall be reasonably requested by the Investor, use all reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, until the date on which all Registrable Securities covered by such Registration Statement are sold pursuant thereto, and notify the Investor of Registrable Securities covered by such Registration Statement of the receipt of any written notification with respect to any suspension of any such qualification; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it would not otherwise be required to qualify but for this Section 2;

2.6.8       enter into and perform its obligations under an underwriting agreement or placement agreement, as applicable, in usual and customary form with the Underwriter of the Underwritten Offering, pursuant to which such Registrable Securities are being offered;

2.6.9       use all reasonable efforts to obtain at the time of any Underwritten Offering pursuant to such Registration Statement: (a) a “comfort letter,” and updates thereof, from the Company’s independent certified public accountants covering such matters of the type customarily covered by “comfort letters” as the Underwriter may reasonably request; (b) a negative assurances letter of counsel to the Company in customary form and covering such matters of the type customarily covered by such letters as the Underwriter may reasonably request; (c) customary certificates executed by authorized officers of the Company as the Underwriter may reasonably request; and (d) an opinion or opinions addressed to the Underwriter in customary form and scope from counsel for the Company;

2.6.10     promptly notify the Investor at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare a supplement or amendment to such Prospectus or file any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein not misleading;

2.6.11     permit the Investor, if in the Investor’s reasonable judgment the Investor could reasonably be deemed to be an underwriter with respect to the Underwritten Offering, or to be a controlling Person of the Company, to reasonably participate in the preparation of such Registration Statement and to require the insertion therein of information to the extent concerning the Investor, furnished to the Company in writing, which in the reasonable judgment of the Investor and its counsel should be included;

2.6.12     upon reasonable notice and during normal business hours, subject to the Company’s receiving customary confidentiality undertakings or agreements from the Investor or other person obtaining access to Company records, documents, properties or other information pursuant to this Section 2.6.12, make available for inspection by a representative of the Investor, the Underwriter and any attorneys or accountants retained by the Investor or Underwriter, relevant financial and other records, pertinent corporate documents and properties of the Company, and use all reasonable efforts to cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter attorneys or accountants in connection with the Registration Statement;

2.6.13     participate, to the extent requested by the Underwriter, in efforts extending for no more than five (5) Business Days scheduled by such Underwriter and reasonably acceptable to the Company’s senior management, to sell the Registrable Securities being offered (including participating during such period in customary “roadshow” meetings);

2.6.14     use all reasonable efforts to comply with all applicable rules and regulations of the Commission relating to such registration and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company will be deemed to have complied with this Section 2.6.14 with respect to such earning statements if it has satisfied the provisions of Rule 158;

2.6.15     if requested by the Underwriter and the Investor, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Underwriter or Investor reasonably requests to be included therein, with respect to the Registrable Securities being sold by the Investor, including the purchase price being paid therefor by the Underwriter and with respect to any other terms of the Underwritten Offering of Registrable Securities to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment;

2.6.16     cause the Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which Equity Securities issued by the Company are then listed; and

2.6.17     reasonably cooperate with the Investor and the Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with filings required to be made with the Financial Industry Regulatory Authority, Inc., if any.

2.7          Obligations of the Investor.

2.7.1       Notwithstanding anything in this Agreement to the contrary, it shall be a condition precedent to the right of the Investor to effect the registration of any Registrable Securities, or to the obligation of the Company to take any other action pursuant to this Section 2, that the Investor shall: (a) furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be reasonably necessary to effect the registration of the Investor’s Registrable Securities, including the information required in the Selling Stockholder Questionnaire attached hereto as Exhibit A; (b) enter into an underwriting agreement or placement agreement in customary form and provide customary representations and warranties, and customary indemnities to the applicable underwriter and the Company as provided in the applicable underwriting agreement or placement agreement; (c) sell any Registrable Securities on the basis provided in the applicable underwriting agreement or placement agreement; and (d) complete and execute all questionnaires, powers of attorney, indemnities and other documents reasonably required by the underwriter(s) or the Company.

2.7.2       The Investor shall use commercially reasonable efforts to work with the Company and the Underwriter prior to making any Block Trade Request or Takedown Request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the applicable Block Trade or Underwritten Shelf Takedown.

2.8          Expenses.  Except as specifically provided herein, all Registration Expenses shall be borne by the Company.  All Selling Expenses incurred in connection with any registration hereunder shall be borne by the Investor if participating in such offering.

2.9          Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

2.9.1       The Company shall indemnify and hold harmless the Investor, any Underwriter, and each Person, if any, who controls the Investor or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, against any and all losses, claims, damages or liabilities (joint or several) to which they may become subject under any securities Laws including the Securities Act, the Exchange Act, or any other statute or common law of the United States or any other country or political subdivision thereof, or otherwise, including the amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under the indemnification or contribution provisions of any underwriting or similar agreement entered into by the Investor in connection with any offering or sale of securities covered by this Agreement), and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (a) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference into such Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any free writing Prospectus or any amendments or supplements thereto, or in any offering memorandum or other offering document relating to the offering and sale of such securities or (b) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; provided, however, the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that (i) it arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information relating to the Investor furnished expressly for use in connection with such registration by the Investor; or (ii) is caused by the Investor’s disposition of Registrable Shares during any period during which the Investor had actual knowledge that it was obligated to discontinue any disposition of Registrable Shares pursuant to Section 2.2.4 and has actually received prior written notice from the Company of such obligation.

2.9.2       The Investor shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, any Underwriter, any other Person selling securities in such registration statement and any controlling Person of any such Underwriter or other Person, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation: (a) arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information relating to the Investor furnished expressly for use in connection with such registration by the Investor; or (b) is caused by the Investor’s disposition of Registrable Shares during any period during which the Investor had actual knowledge that it was obligated to discontinue any disposition of Registrable Shares pursuant to Section 2.2.4 and has actually received prior written notice from the Company of such obligation.  The Investor shall reimburse, as and when incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.9.2, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consent of the Investor, which consent shall not be unreasonably withheld; provided, further, that the total amount to be indemnified shall be limited to the net proceeds (after deducting the underwriting discounts and commissions) received by the Investor in the offering to which the registration statement or Prospectus relates.

2.9.3       Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any action by a Governmental Authority), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.9 except to the extent that the indemnifying party would be prejudiced as a result of such failure, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

2.9.4       In order to provide for just and equitable contribution to joint liability in any case in which a claim for indemnification is made pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provided for indemnification in such case, the Company and the Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of the Company, on the one hand, and the Investor, on the other hand in connection with the statements or omissions which result in such losses, claims, damages liabilities, or expenses as well as any other relevant equitable considerations.  The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; provided further, however, that in no event shall any contribution under this Section 2.9.4 on the part of the Investor exceed the net proceeds (after deducting the underwriting discounts and commissions) received by the Investor from the sale of Registrable Securities giving rise to such contribution obligation.

2.9.5       The obligations of the Company and the Investor under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and otherwise.

2.10        Commission Reports.  With a view to making available to the Investor the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Investor to sell Registrable Securities of the Company to the public without registration, the Company agrees to at any time that it is a reporting company under Section 13 or 15(d) of the Exchange Act:

2.10.1     file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

2.10.2     furnish to the Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (a) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any Registrable Securities without registration.

2.11        Termination of Registration Rights.  Except for Section 2.9, which shall survive until the expiration of any applicable statutes of limitation, Section 2 shall terminate automatically and have no further force or effect upon the expiration of the Registration Rights Term.

3.                                      RESTRICTIONS ON BENEFICIAL OWNERSHIP.

3.1          Standstill.  The Investor agrees that during the Standstill Period, without the prior written approval of the Company or the Company Board, or as otherwise expressly permitted or contemplated by this Agreement, the Investor will not and will cause its controlled Affiliates not to:

3.1.1       acquire beneficial ownership of any securities (including in derivative form) of the Company or make any tender, exchange or other offer for such an acquisition, excluding, in the case of the Investor, acquisition of (a) the Common Shares, (b) subject to the prior consent of the Company (which consent shall be deemed to have been granted if the Company does not affirmatively advise the applicable Investor that the Company withholds such consent within one Trading Day after receiving such request for consent, and which consent may only be withheld if the Company reasonably believes such acquisition of Capital Stock or other Equity Interests of the Company will be treated as an “ownership change” as defined in Section 382 of the Code), any Capital Stock or other Equity Interests of the Company acquired by the Investor or its controlled Affiliates so long as the total beneficial ownership of the Investor and its controlled Affiliates in the Company’s voting securities, after giving effect to such acquisition, would not exceed 25% of the Company’s total voting power at such time and (c) any securities received from the Company by way of dividend or distribution;

3.1.2       directly or indirectly, (a) seek to have called any meeting of the stockholders of the Company or (b) propose or nominate for election to the Company Board any person whose nomination has not been approved by a majority of the Company Board or cause to be voted in favor of such person for election to the Company Board any Shares of Then Outstanding Common Stock;

3.1.3       directly or indirectly, encourage or support a tender, exchange or other offer or proposal by any other Person or group the consummation of which would result in a Change of Control (other than as a seller on the same terms as the other holders of the Company’s Equity Securities) (an “Business Combination”); provided, however, that from and after the filing of a Schedule 14D-9 (or successor form of Tender Offer Solicitation/Recommendation Statement under Rule 14d-9 of the Exchange Act) by the Company wherein a majority of the Company Board recommend that stockholders accept any such Business Combination, the Investor and its Affiliates shall not be prohibited from taking any of the actions otherwise prohibited by this Section 3.1.3 in connection with such Business Combination for so long as the Company Board maintains and does not withdraw such recommendation;

3.1.4       directly or indirectly, solicit proxies or consents or become a participant in a solicitation (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to the recommendation of a majority of the Company Board with respect to any matter, or knowingly seek to advise or influence any Person, with respect to voting of any Shares of Then Outstanding Common Stock;

3.1.5       deposit any Shares of Then Outstanding Common Stock in a voting trust or subject any Shares of Then Outstanding Common Stock to any arrangement or agreement with respect to the voting of such Shares of Then Outstanding Common Stock;

3.1.6       propose (a) any merger, consolidation, business combination, tender or exchange offer, purchase of the Company’s assets or businesses, or similar transaction involving the Company or (b) any recapitalization, restructuring, liquidation or other extraordinary transaction with respect to the Company;

3.1.7       act in concert with any third party to take any action in the preceding clauses 3.1.1 through 3.1.6, or form, join or in any way participate in a “partnership, limited partnership, syndicate, or other group” within the meaning of Section 13(d)(3) of the Exchange Act, other than any actions taken by the Investor related to negotiating, entering into and exercising the rights under this Agreement, the Securities Purchase Agreement or any document entered into in connection with any of the foregoing;

3.1.8       enter into discussions, negotiations, arrangements or agreements with any Person relating to the foregoing actions referred to in the preceding clauses 3.1.1 through 3.1.7; or

3.1.9       request or propose to the Company Board, any member(s) thereof or any officer of the Company that the Company amend, waive, or consider the amendment or waiver of, any provisions set forth in this Section 3.1 (including this clause 3.1.9);

provided, however, that nothing in this Section 3.1 shall limit (i) the rights available (including the enforcement of such rights) to the Investor and its Affiliates under this Agreement, the Acquisition Agreement (as defined in the Securities Purchase Agreement), the Securities Purchase Agreement or any document entered into in connection with any of the foregoing, (ii) the ability of the Investor and its permitted transferees’ ability to make a pledge of securities (subject to Section 2.1) or (iii) the Investor or any of its Affiliates or their respective directors, executive officers, partners, principals, employees or managing members or agents (acting in such capacity) from communicating privately with the Company’s directors, officers or advisors so long as such communications are not intended to, and would not reasonably be expected to, require any public disclosure of such communications.

4.                                      MISCELLANEOUS.

4.1          Other Registration Rights and Arrangements.  The Company represents and warrants that (a) no person, other than the holders of the Registrable Securities and any holder of rights under the registration rights agreements publicly disclosed by the Company prior to the date of the Securities Purchase Agreement, has any right to require the Company to register any of the Company’s share capital for sale or to include the Company’s share capital in any registration filed by the Company for the sale of shares for its own account or for the account of any other person and (b) as of the date hereof neither Morgan O’Brien nor Lior Samuelson is an affiliate of the Company for purposes of Rule 144 under the Securities Act.  The Company shall not hereafter (i) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted to the Investor hereunder or (ii) enter into any agreement, take any action or permit any change to occur, with respect to securities which is inconsistent with, violates or subordinates the rights expressly granted to the Investor hereunder; and, in the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

4.2          Assignment; No Third Party Beneficiaries.  This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Investor without the prior written consent of the Company or by the Company without the prior written consent of the Investor, in each case, in whole or in part.  Notwithstanding the foregoing, the rights of the Investor hereunder may be assigned in connection with a transfer of Registrable Securities to any Affiliate or equity holder of the Investor, or any Affiliate of any equity holder of the Investor, if the transferee to which assignment is being made has delivered to the Company the executed Joinder Agreement in the form attached as Exhibit B hereto agreeing to be bound by, and be party to, this Agreement; provided, that, for the avoidance of doubt, the Registrable Securities held by each such assignee shall not be aggregated with those beneficially held by the Investor (unless such assignee is an Affiliate of the Investor) or any other such assignee (unless such assignee is an Affiliate of such other assignee) for purposes of determining the rights of such assignee under this Agreement.  This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns and the holders of Registrable Securities and their respective successors and permitted assigns.  This

Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Section 2.9 and this Section 4.2.

4.3          Notices.  All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email (provided the sender does not receive a machine-generated rejection of transmission) at the email address specified in this Section 4.3 prior to 5:00 P.M., New York City time, on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section 4.3 on a day that is not a Business Day or later than 5:00 P.M., New York City time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows (or to such other address or email address as such party shall have specified most recently by written notice):

If to the Company:

GTT Communications, Inc.
8484 Westpark Drive, Suite 720
McLean, VA 22102
Attention:  Chris McKee, General Counsel
E-mail:  Chris.McKee@gtt.net

with a copy to:

Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attn: Jay Schifferli, Esq., and Jocelyn Arel, Esq.
Email: JSchifferli@goodwinlaw.com and JArel@goodwinlaw.com

If to the Investor:

Aleph Tiger Investors LP

c/o Aztec Group Guernsey

656 Trafalgar Court Les Banques St Peter Port Guernsey

GY1 3PP, United Kingdom

Attn: Matt Chick

Email: alephgsy@aztecgroup.co.uk

with a copy to:

Weil Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153
Attention: Michael Lubowitz and Samantha McGonigle
E-mail: michael.lubowitz@weil.com and samantha.mcgonigle@weil.com

4.4          Severability; Amendments; Waivers.  This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.  Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.  The provisions of this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, only with the written agreement of holders holding a majority of the Registrable Securities covered hereby.

4.5          Governing Law; Waiver of Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would result in the application of any law other than the laws of the State of Delaware.  Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Wilmington, Delaware.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of such courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.6          Specific Enforcement.  The parties acknowledge and agree that (a) the parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to enforce specifically the terms and provisions hereof in the courts described in Section 4.5 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of this Agreement and without that right, neither the Company nor the Investor would have entered into this Agreement.  The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 4.6 shall not be required to provide any bond or other security in connection with any such order or injunction.

4.7          Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.8          Construction; Interpretation.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.  Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules and exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) financial terms shall have the meanings given to such terms under GAAP unless otherwise specified herein; (f) references to “$” or “dollar” or “US$” shall be references to United States dollars; (g) where the context permits, the use of the term “or” will be non-exclusive and equivalent to the use of the term “and/or”; (h) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; and (i) if any action under this Agreement is required to be done or taken on a day that is not a Business Day or on which a government office is not open with respect to which a filing must be made, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter.

4.9          Entire Agreement.  This Agreement and the Securities Purchase Agreement (including all agreements entered into pursuant hereto and thereto and all certificates and instruments delivered pursuant hereto or thereto) constitute the entire agreement of the parties with respect to the subject matter hereof (which, for avoidance of doubt, shall not be deemed to include the subject matter of the Acquisition Agreement (as defined in the Securities Purchase Agreement)) and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to such matters.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

GTT COMMUNICATIONS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

INVESTOR:

ALEPH TIGER INVESTORS LP

By:
Name:
Title:

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

EXHIBIT A

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $0.0001 per share, of GTT Communications, Inc., a Delaware corporation (the “Company”), is a party to that certain Investor Rights Agreement by and among the Company and Aleph Tiger Investors LP, a Guernsey limited partnership, dated as of May 31, 2018 (the “Agreement”), and understands that the Company is obligated to file with the Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration of the Registrable Securities in accordance with the terms of the Agreement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.  The undersigned has agreed to complete, execute and deliver this Questionnaire to the Company pursuant to Section 2.7.1 of the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally may be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act).  Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus.  Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within three (3) Business Days following either (A) the date of the Investor’s Block Trade Request or Underwritten Shelf Takedown Request, as applicable, or (B) the Company’s delivery of a notice of a Company Piggyback Offering or Other Holder Piggyback Offering, as applicable (1) will not be named as selling stockholders in the Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus.  Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Registration Statement.  The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.                                      Name.

(a)                                 Full Legal Name of Selling Stockholder:

(b)                                 Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)                                  Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:

3.  Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)                                 Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)                                 Number of shares of Common Stock to be registered pursuant to this Notice for resale:

4.  Broker-Dealer Status:

(a)               Are you a broker-dealer?

Yes ☐    No ☐

(b)               If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐    No ☐

Note:                  If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)               Are you an affiliate of a broker-dealer?

Yes ☐    No ☐

Note:         If yes, provide a narrative explanation below:

(d)              If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐    No ☐

Note:         If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement.  All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below.  In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and the Prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder.  The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

EXHIBIT B

JOINDER AGREEMENT

Reference is made to the Investor Rights Agreement by and among the Company and Aleph Tiger Investors LP, a Guernsey limited partnership, dated as of May 31, 2018 (as amended from time to time, the “Investor Rights Agreement”).  The undersigned agrees, by execution hereof, to become a party to, and to be subject to the rights and obligations under the Investor Rights Agreement.

[NAME]

By:
Name:
Title:
Date:
Address:

Acknowledged by:

GTT COMMUNICATIONS, INC.

By:
Name:
Title: